Exhibit 99.1

AmeriCredit Automobile Receivables Trust 2014-3

Final Pool as of the Cutoff Date

8/19/2014

Composition of the Auto Loan Contracts

as of the Cutoff Date

	New	Used	Total
Aggregate Principal Balance (1)	$534,285,636.21	$521,134,061.03	$1,055,419,697.24
Number of Automobile Loan Contracts	20,150	27,663	47,813
Percent of Aggregate Principal Balance	50.62%	49.38%	100.00%
Average Principal Balance	$26,515.42	$18,838.67	$22,073.91
Range of Principal Balances	($285.31 to $84,996.88)	($283.81 to $81,822.98)	($283.81 to $84,996.88)
Weighted Average APR (1)	10.43%	13.67%	12.03%
Range of APRs	(1.00% to 26.60%)	(1.00% to 28.00%)	(1.00% to 28.00%)
Weighted Average Remaining Term	70 months	67 months	68 months
Range of Remaining Terms	(3 to 72 months)	(3 to 72 months)	(3 to 72 months)
Weighted Average Original Term	72 months	69 months	71 months
Range of Original Terms	(24 to 72 months)	(16 to 72 months)	(16 to 72 months)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the automobile loan contracts may not be equivalent to the automobile loan contracts’ aggregate yield on the Aggregate Principal Balance.

Score Distribution of the Automobile Loan Contracts

as of the Cutoff Date

	AmeriCredit Score (1)	% of Aggregate Principal Balance (2)	Credit Bureau Score (3)	% of Aggregate Principal Balance (2)
	Less than 215	10.37%
	215-224	11.79%	Less than 540	26.70%
	225-244	31.40%	540-599	46.52%
	245-259	22.20%	600-659	22.45%
	260 and greater	24.25%	660 and greater	4.34%

Weighted Average Score	245		572

(1)	Proprietary credit score developed and utilized by AmeriCredit to support the credit approval and pricing process. The scale of the proprietary score is not comparable to a credit bureau score. An AmeriCredit score may not be available for a small portion of accounts originated under discontinued origination platforms and those accounts will not be included in the AmeriCredit score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on the AmeriCredit score may be less than the total pool.
(2)	Percentages may not add to 100% because of rounding.
(3)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experian credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total pool.

AmeriCredit Automobile Receivables Trust 2014-3

Final Pool as of the Cutoff Date

8/19/2014

Distribution of the Automobile Loan Contracts by APR

as of the Cutoff Date

Distribution by APR	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
1.000% to 1.999%	$2,267,741.03	0.21%	75	0.16%
2.000% to 2.999%	14,182,996.75	1.34%	472	0.99%
3.000% to 3.999%	31,441,498.26	2.98%	1,047	2.19%
4.000% to 4.999%	23,248,969.49	2.20%	746	1.56%
5.000% to 5.999%	8,618,867.90	0.82%	331	0.69%
6.000% to 6.999%	35,760,598.82	3.39%	1,418	2.97%
7.000% to 7.999%	71,052,058.63	6.73%	2,594	5.43%
8.000% to 8.999%	59,396,807.25	5.63%	2,546	5.32%
9.000% to 9.999%	103,957,934.79	9.85%	4,068	8.51%
10.000% to 10.999%	98,287,111.19	9.31%	4,177	8.74%
11.000% to 11.999%	117,978,455.31	11.18%	5,047	10.56%
12.000% to 12.999%	90,102,234.06	8.54%	3,953	8.27%
13.000% to 13.999%	78,036,297.81	7.39%	3,608	7.55%
14.000% to 14.999%	74,780,344.90	7.09%	3,610	7.55%
15.000% to 15.999%	59,213,404.98	5.61%	3,099	6.48%
16.000% to 16.999%	55,055,076.63	5.22%	2,926	6.12%
17.000% to 17.999%	45,867,449.59	4.35%	2,513	5.26%
18.000% to 18.999%	40,951,711.60	3.88%	2,412	5.04%
19.000% to 19.999%	18,590,576.37	1.76%	1,200	2.51%
20.000% to 20.999%	12,062,719.56	1.14%	835	1.75%
21.000% to 21.999%	7,274,792.83	0.69%	536	1.12%
22.000% to 22.999%	3,427,798.11	0.32%	256	0.54%
23.000% to 23.999%	2,251,433.55	0.21%	192	0.40%
24.000% to 24.999%	1,216,687.68	0.12%	113	0.24%
25.000% to 25.999%	301,374.02	0.03%	30	0.06%
26.000% to 26.999%	45,675.57	0.00%	5	0.01%
27.000% to 27.999%	37,812.52	0.00%	3	0.01%
28.000% to 28.999%	11,268.04	0.00%	1	0.00%
29.000% to 29.999%	0.00	0.00%	0	0.00%

TOTAL	$1,055,419,697.24	100.00%	47,813	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APRs represent APRs on principal balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2014-3

Final Pool as of the Cutoff Date

8/19/2014

Distribution of the Automobile Loan Contracts by Geographic Location

of Obligor as of the Cutoff Date

Geographic Location	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
Alabama	$16,993,261.66	1.61%	744	1.56%
Alaska	1,662,175.10	0.16%	75	0.16%
Arizona	22,616,165.21	2.14%	993	2.08%
Arkansas	12,741,096.69	1.21%	556	1.16%
California	77,184,723.63	7.31%	3,554	7.43%
Colorado	18,230,647.98	1.73%	826	1.73%
Connecticut	5,208,329.44	0.49%	262	0.55%
Delaware	4,349,245.10	0.41%	213	0.45%
District of Columbia	2,515,376.75	0.24%	111	0.23%
Florida	77,542,888.81	7.35%	3,708	7.76%
Georgia	41,839,101.71	3.96%	1,796	3.76%
Hawaii	3,259,407.24	0.31%	143	0.30%
Idaho	1,733,904.31	0.16%	85	0.18%
Illinois	45,958,609.31	4.35%	2,150	4.50%
Indiana	24,032,272.81	2.28%	1,174	2.46%
Iowa	5,898,913.09	0.56%	279	0.58%
Kansas	4,705,265.49	0.45%	224	0.47%
Kentucky	16,880,626.37	1.60%	815	1.70%
Louisiana	31,675,118.16	3.00%	1,251	2.62%
Maine	3,010,478.93	0.29%	157	0.33%
Maryland	26,811,737.44	2.54%	1,168	2.44%
Massachusetts	16,247,435.48	1.54%	862	1.80%
Michigan	21,323,623.18	2.02%	1,115	2.33%
Minnesota	9,602,661.61	0.91%	470	0.98%
Mississippi	16,188,218.06	1.53%	675	1.41%
Missouri	17,647,254.76	1.67%	865	1.81%
Montana	3,050,732.82	0.29%	127	0.27%
Nebraska	2,994,932.56	0.28%	140	0.29%
Nevada	9,043,574.54	0.86%	394	0.82%
New Hampshire	3,185,111.94	0.30%	174	0.36%
New Jersey	20,850,001.48	1.98%	1,005	2.10%
New Mexico	17,822,352.90	1.69%	702	1.47%
New York	33,037,887.72	3.13%	1,570	3.28%
North Carolina	38,204,998.61	3.62%	1,725	3.61%
North Dakota	1,998,749.87	0.19%	80	0.17%
Ohio	40,704,535.73	3.86%	2,120	4.43%
Oklahoma	14,858,529.95	1.41%	623	1.30%
Oregon	6,270,354.19	0.59%	313	0.65%
Pennsylvania	44,900,514.96	4.25%	2,190	4.58%
Rhode Island	1,934,615.18	0.18%	115	0.24%
South Carolina	17,955,370.47	1.70%	811	1.70%
South Dakota	1,097,961.91	0.10%	55	0.12%
Tennessee	21,590,850.39	2.05%	986	2.06%
Texas	181,310,707.07	17.18%	7,237	15.14%
Utah	5,203,213.09	0.49%	228	0.48%
Vermont	1,159,916.97	0.11%	60	0.13%
Virginia	21,309,326.56	2.02%	962	2.01%
Washington	13,984,313.25	1.33%	668	1.40%
West Virginia	11,412,517.58	1.08%	493	1.03%
Wisconsin	11,895,899.88	1.13%	619	1.29%
Wyoming	3,741,201.28	0.35%	141	0.29%
Other (3)	42,988.02	0.00%	4	0.01%

TOTAL	$1,055,419,697.24	100.00%	47,813	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States and Territories with Aggregate Principal Balances less than $1,000,000 each.

AmeriCredit Automobile Receivables Trust 2014-3

Final Pool as of the Cutoff Date

8/19/2014

Distribution of the Automobile Loan Contracts by Wholesale LTV

as of the Cutoff Date

	Wholesale LTV (1) Range	% of Aggregate Principal Balance (2)(3)
	Less than 100%	24.15%
	100-109	22.50%
	110-119	24.69%
	120-129	18.64%
	130-139	8.66%
	140-149	1.23%
	150 and greater	0.14%

Weighted Average Wholesale LTV	110%	100.00%

(1)	Wholesale LTV is calculated using the total amount financed, which may include taxes, title fees and ancillary products over the wholesale auction value of the financed vehicle at the time the vehicle is financed. The vehicle value at origination is determined by using NADA or “Kelley Blue Book Trade-in” prices for used vehicles or dealer invoice/dealer wholesale price for new vehicles.
(2)	Wholesale LTV was not available or could not be calculated on certain accounts and these accounts are not included in the table above. Since these accounts are not included in the Wholesale LTV table, the Aggregate Principal Balance may be less than the total pool.
(3)	Percentages may not add up to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2014-3

Final Pool as of the Cutoff Date

8/19/2014

Distribution of the Automobile Loan Contracts by Vehicle Make

as of the Cutoff Date

Vehicle Make	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
BMW	$10,593,940.48	1.00%	461	0.96%
Buick(3)	26,560,381.41	2.52%	1,088	2.28%
Cadillac(3)	20,399,948.12	1.93%	775	1.62%
Chevrolet(3)	360,845,965.99	34.19%	14,798	30.95%
Chrysler	24,695,059.12	2.34%	1,347	2.82%
Dodge	97,618,578.26	9.25%	4,339	9.07%
Ford	91,932,158.85	8.71%	4,367	9.13%
GMC(3)	58,286,202.37	5.52%	1,892	3.96%
Honda	30,252,865.76	2.87%	1,611	3.37%
Hyundai	39,538,726.30	3.75%	2,111	4.42%
Jeep	36,043,551.12	3.42%	1,606	3.36%
Kia	47,488,815.12	4.50%	2,506	5.24%
Mazda	10,688,848.50	1.01%	631	1.32%
Mercedes	14,069,590.03	1.33%	552	1.15%
Nissan	72,091,892.10	6.83%	3,698	7.73%
Toyota	47,779,446.21	4.53%	2,398	5.02%
Volkswagen	12,386,858.12	1.17%	702	1.47%
Other (4)	54,146,869.38	5.13%	2,931	6.13%

Total	$1,055,419,697.24	100.00%	47,813	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	The total Aggregate Principal Balance of all new GM vehicles is $307,759,486.29, or approximately 29% of the total pool.
(4)	Aggregate Principal Balance of less than 1% of Total Aggregate Principal Balance per vehicle make.

Distribution of the Automobile Loan Contracts by Vehicle Segment

as of the Cutoff Date

Vehicle Segment (1)	Aggregate Principal Balance (2)	% of Aggregate Principal Balance (3)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (3)
Full-Size Car	$4,545,780.10	0.43%	199	0.42%
Full-Size Van/Truck	170,248,509.21	16.13%	5,507	11.52%
Full-Size SUV	57,734,032.62	5.47%	1,981	4.14%
Mid-Size Car	261,018,924.83	24.73%	12,752	26.67%
Mid-Size SUV	248,548,648.44	23.55%	11,096	23.21%
Economy/Compact Car	193,377,934.22	18.32%	10,767	22.52%
Compact Van/Truck	34,075,032.88	3.23%	1,804	3.77%
Sports Car	83,846,100.52	7.94%	3,628	7.59%
Segment Unavailable (4)	2,024,734.42	0.19%	79	0.17%

Total	$1,055,419,697.24	100.00%	47,813	100.00%

(1)	Categories reflect consolidated categories based on J.D. Power defined segments.
(2)	Aggregate Principal Balances include some portion of accrued interest.
(3)	Percentages may not add up to 100% because of rounding.
(4)	Vehicle segmentation was not available for certain accounts at the time the pool was selected.

AmeriCredit Automobile Receivables Trust 2014-3

Final Pool as of the Cutoff Date

8/19/2014

Historical Delinquency Experience of the Automobile Loan Contracts

as of the Cutoff Date

Number of Times Ever 31 to 60 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,029,213,229.11	97.52%	45,274	94.69%
1	9,580,570.35	0.91%	581	1.22%
2+	16,625,897.78	1.58%	1,958	4.10%

Total	$1,055,419,697.24	100.00%	47,813	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever 61 to 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,045,720,068.08	99.08%	46,695	97.66%
1	2,925,687.77	0.28%	318	0.67%
2+	6,773,941.39	0.64%	800	1.67%

Total	$1,055,419,697.24	100.00%	47,813	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever Greater Than 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,053,413,868.26	99.81%	47,573	99.50%
1	1,419,823.15	0.13%	171	0.36%
2+	586,005.83	0.06%	69	0.14%

Total	$1,055,419,697.24	100.00%	47,813	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.